                            PARTICIPATION AGREEMENT

                                   EXHIBIT C

                            Form of Loan Agreement
                            ----------------------

                                LOAN AGREEMENT
                                --------------

     THIS LOAN AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Loan Agreement") dated as of May 20, 1998, is made by SMART
                    --------------
& FINAL REALTY TRUST 1998, a Delaware business trust ("Borrower"), the financial
                                                       --------
institutions party hereto from time to time and, which, as of the date hereof, are listed on Schedule I, as lenders (collectively, "Lenders"), and CREDIT
                                                     -------
LYONNAIS LOS ANGELES BRANCH, a branch duly licensed under the laws of the State of California of a banking corporation organized and existing under the laws of the Republic of France, as Agent for itself and for Lenders (in such capacity,

"Agent").
------

                             W I T N E S S E T H:


          WHEREAS, pursuant to the Participation Agreement, the Lease and the Construction Agency Agreement, Borrower desires to purchase the Site from Certified Grocers of California, Ltd., lease the Site to Lessee, and have Sublessee serve as Construction Agent to construct the New Facility thereon, utilizing Advances from Borrower to pay the costs thereof; and

          WHEREAS, Borrower desires to borrow from Lenders a portion of the cost to acquire the Site, construct the New Facility and to finance certain Transaction Costs in connection therewith, pursuant to the terms and conditions hereof and in the other Operative Documents;

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.
                                  DEFINITIONS

     Section 1.1. Defined Terms. The capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in Appendix 1 to the Participation Agreement dated as of the date hereof among Lessee, Borrower (in such capacity, the "Lessor"), Investor, Sublessee, Trustee, Agent and Lenders.
                    ------

                                      C-1
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                                  ARTICLE II.
                        AMOUNT AND TERMS OF COMMITMENTS;
                       REPAYMENT AND PREPAYMENT OF LOANS

     Section 2.1.  Commitment; Term. Subject to the terms and conditions hereof
                   ----------------
and of the Participation Agreement, each Lender severally agrees to make loans to Borrower ("Loans") on Advance Date in an aggregate principal amount not to
              -----
exceed the amount of such Lender's Commitment. No Lender shall be obligated to make any Loans after 5:00 P.M., New York time, on August 31, 1998 (for the initial Loan), and one year anniversary following the Document Closing Date (for any subsequent Loan). Any Loans borrowed and repaid may not be reborrowed.

     Section 2.2.  Notes.  The Loans made by each Lender shall be evidenced by
                   -----
a promissory note of Borrower, substantially in the form of Exhibit A (each, a "Note"), with appropriate insertions as to payee, date and principal amount,
 ----
payable to the order of such Lender and in the aggregate principal amount equal to the lesser of (a) the initial Commitment Amount of such Lender and (b) the aggregate outstanding principal amount of all Loans made by such Lender. Each Note shall (i) be dated as of the Document Closing Date, (ii) be stated to mature on the Final Maturity Date and (iii) bear interest on the unpaid principal amount thereof from time to time outstanding at the applicable interest rate per annum determined as provided in, and payable as specified in,
Section 2.6.

     Section 2.3.  Procedure for Borrowing.  (a)  Subject to the terms and
                   -----------------------
conditions of the Participation Agreement, this Loan Agreement and the other operative Documents, Borrower shall borrow on each Advance Date upon receipt by Agent from Borrower (or Lessee or Construction Agent, on behalf of Borrower, pursuant to the terms of the Operative Documents) of (i) an Advance Request in accordance with Section 2.5(a) of the Participation Agreement or (ii) during the Construction Period, if no Advance Request was delivered, a deemed request by the Construction Agent pursuant to Section 2.5(b) of the Participation Agreement of an Advance equal to the interest payable to Lenders on the following Business Day.

          (b) Agent shall notify each Lender of Agent's receipt of the Advance Request on the date of such receipt (if received by 11:00 a.m., New York time, on a Business Day; otherwise the following Business Day) or the deemed request pursuant to Section 2.3(a)(ii). Each Lender will make the amount of its pro rata
            ------------------
share of the borrowing available to Agent for the account of Borrower at the office of Agent referred to in Section 8.2 prior to noon, New York time, on the
                               -----------
scheduled Advance Date in funds immediately available to Agent. The proceeds of all such Loans will then be made available to Borrower pursuant to the terms of the Participation Agreement.

     Section 2.4.  Lease Termination Payments.  Borrower shall repay the Loans
                   --------------------------
as follows:

          (a) on the Lease Termination Date, if Lessee shall have exercised and consummated the purchase option set forth in Section 6.2 of the Lease, Borrower shall pay an amount equal to the Purchase Option Exercise Price;

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

          (b) if Lessee shall have elected to sell the Site pursuant to Section
6.3 of the Lease, upon any sale pursuant to Section 6.4 of the Lease, Borrower shall pay an amount equal to the sum of the Proceeds, the Residual Guaranty Amount;

          (c) if Lessee shall be required to purchase the Site pursuant to
Section 13.1 of the Lease, Borrower shall prepay a principal amount of the Loans equal to ninety six percent (96%) of the Termination Value, and no amounts (including payments of Termination Value) shall be distributed to Investor until all amounts due and owing under the Loan Agreement have been paid in full in cash;

          (d) upon receipt of any amounts pursuant to Section 6.8(a) and (d) of the Lease, Borrower shall pay the Loans, together with interest accrued thereon to the date of payment and all other amounts then due and payable by Borrower hereunder or under the other Operative Documents to Agent and Lenders; provided
                                                                       --------
that the aggregate amount paid pursuant to this clause shall not exceed the sum of (i) the Residual Guaranty Amount which Borrower shall receive pursuant to
Section 6.8(a) of the Lease, plus (ii) the proceeds from the sale of the Site which Borrower shall receive pursuant to Section 6.8(d) of the Lease, plus (iii) all other amounts due and payable by Lessee under the Lease pursuant to the provisions of Section 6.8 thereof;

          (e) if on any date Agent or Borrower shall receive any Shortfall Amount pursuant to Section 6.4 of the Lease, such payment shall be applied to the Loans on such date in accordance with Article IV; and
                                          ----------

          (f) no principal amortization of the Loans shall be required prior to maturity (whether by acceleration or otherwise), except as provided in this Section.

     Section 2.5.  Method of Payment.  Borrower shall make each payment under
                   -----------------
this Loan Agreement and the other Loan Documents not later than 11:00 a.m., New York City time, on the day when due to Agent by wire transfer of immediately available funds, identifying each payment in such manner and payable to such account of Agent as provided in writing by Agent from time to time. Agent will promptly thereafter distribute to each Lender its ratable share of each such payment received by Agent at such place as has been provided to Agent in writing, to be applied with and subject to the terms of this Loan Agreement.

     Section 2.6.  Interest Rate.  (a)  Each Note, and its related Loan, shall
                   -------------
bear interest for the Interest Period then applicable thereto on the unpaid principal amount thereof at a rate per annum equal to, at either (i) the LIBO Rate plus the Applicable Margin as determined by Agent for such Interest Period or (ii) the Base Rate plus the Applicable Margin as determined by Agent for such Interest Period.

          (b) If all or a portion of the principal amount of or interest on the Notes or other amounts payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall, without limiting the rights of any Lender under Article VII, bear interest at
                                                -----------
the Overdue Rate, in each case from the date first due until paid in full (as well after as before judgment).

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          (c) Interest on each Note shall be payable in arrears on each Payment
Date with respect to the interest accrued on such Note from and including the immediately preceding Payment Date (or, in the case of the first Payment Date, the applicable Advance Date) through but excluding the Payment Date on which such payment of interest is payable.

          (d) Borrower may convert all or any part of any outstanding Loan into a Loan of a different type or continue any LIBO Rate Loan as a LIBO Rate Loan. Borrower (or Lessee on its behalf pursuant to the terms of the Operative Documents) by giving written notice to Agent not later than (a) in the case of conversion into a Base Rate Loan, 11:00 a.m., New York City time, on the Business Day before the proposed date of such conversion; provided, however,
                                                          --------  -------
that any such conversion may only be on the last day of an Interest Period with respect thereto, and (b) in the case of a conversion into or continuation of a LIBO Rate Loan, 11:00 a.m., New York City time, at least three (3) Business Days prior to the proposed date of such conversion or continuation; provided,
                                                               --------
however, that no LIBO Rate Loan may be so converted or continued if a Loan
-------
Default or Loan Event of Default exists. Each such notice shall be effective upon receipt by Agent and shall specify the date and amount of such conversion or continuation, the Loan to be so converted or continued, and the type of Loan to be converted or continued into. Promptly upon receipt of such notice, Agent shall advise each Lender thereof. Subject to the other terms hereof, such Loan shall be so converted or continued on the requested date of conversion or continuation. Each conversion or continuation shall be on a Business Day and, after giving effect to any conversion or continuation, the aggregate principal amount of each group of LIBO Rate Loans shall be at least One Million Dollars ($1,000,000) and an integral multiple of One Million Dollars ($1,000,000);

provided, however, that the aggregate principal amount of one group of Loans may
--------  -------
be equal to the total remaining amount available for borrowings under this Loan Agreement if, at the time of such borrowing, such amount was less than One Million Dollars ($1,000,000). Notwithstanding the foregoing, in the event Borrower fails to give any notice prior to the end of an Interest Period, all LIBO Rate Loans shall automatically be converted to Base Rate Loans on the last day of such then expiring Interest Period.

     Section 2.7.  Computation of Interest.  (a)  During such time as a LIBO
                   -----------------------
Rate applies to any of the Notes, interest in respect of such Notes shall be calculated on the basis of a 360-day year for the actual days elapsed. For each Interest Period in which a LIBO Rate is applicable, Agent shall as soon as practicable, but in no event later than 11:00 a.m., New York City time, one (1) Business Day prior to the effectiveness of such LIBO Rate, notify Borrower, Lessee and each Participant of such LIBO Rate and the corresponding Yield. Any change in the interest rate on the Loan resulting from a change in the Applicable Margin shall become effective as of the opening of business on the day on which such Applicable Margin changes as provided herein.

          (b) During such time as the Base Rate applies to any of the Notes, interest in respect of such Notes shall be calculated on the basis of a year consisting of 360 days for the actual days elapsed. For each Interest Period in which the Base Rate is applicable, Agent shall as soon as practicable, but in no event later than 11:00 a.m., New York City time, one (1) Business Day prior to the Payment Date for such Interest Period, notify Borrower, Lessee and each Participant of the Base Rate or Base Rates applicable during such Interest Period. Any change in the interest rate on the Loan resulting from a change in the Base Rate or the Applicable Margin shall become effective as of the opening of business on the day on which the Base Rate or the Applicable Margin shall so change.

          (c) Each determination of an interest rate or Applicable Margin pursuant to any provision of this Loan Agreement shall be conclusive and binding on Borrower, Lessee and each Participant in the absence of manifest error.

     Section 2.8.  Basis for Determining Interest Rate Inadequate or Unfair.
                   --------------------------------------------------------
If on or prior to the first day of any Interest Period with respect to an Advance which will bear interest based on the LIBO Rate for such Interest
Period:

          (a) Agent is unable to determine the LIBO Rate for such Interest Period in the manner contemplated by the definition of the term "LIBO Rate;" or
                                                                 ---------

          (b) Lenders constituting Required Lenders advise Agent that the interest rate determined pursuant to Section 2.6(a) for such Interest Period
                                     --------------
will not adequately and fairly reflect the cost to such Lenders of funding their LIBO Rate Loans for such Interest Period;

Agent shall forthwith give notice thereof to Borrower, Lessee and each Participant, whereupon until Agent notifies Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of Lenders to make LIBO Rate Loans or to continue or convert into LIBO Rate Loans shall be suspended; provided, however, that in the case of Advances which bear interest
           --------  -------
based on the LIBO Rate, unless Borrower notifies Agent at least two (2) Business Days before the date of any such Advance for which an Advance Request has previously been given that it elects not to borrow on such date, such Advance shall be made as an Advance bearing interest at the Base Rate for the initial and all future Interest Periods (except for any Interest Periods fully occurring after Agent is thereafter able to determine the LIBO Rate, in the manner contemplated by the definition of the term "LIBO Rate" or after Lenders
                                            ---------
constituting Required Lenders notify Agent of their rescission of the advice to Agent under clause (b) of this Section).

     Section 2.9.  Pro Rata Treatment and Payments.
                   -------------------------------

          (a) Except as otherwise set forth in Article IV, each payment (including each prepayment) by Borrower on account of principal of and interest on the Loans shall be made pro rata to Lenders according to the outstanding principal amount of the Notes held by each Lender. All payments (including prepayments) to be made by Borrower hereunder and under the Notes shall be made without set-off or counterclaim and shall be made to Agent, for the account of Lenders, at Agent's office referred to in Section 9.2, in lawful money of the
                                          -----------
United States of America and in immediately available funds. Agent shall distribute such payments to each Lender, promptly upon receipt in like funds as received.

          (b) Unless Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make its share of such borrowing available to Agent, Agent may assume that such Lender is making such amount available to a corresponding amount. If such amount is not made available to Agent by the required time on the Advance Date thereof, such Lender shall pay to Agent, on demand, such amount with interest thereon at a rate equal to the daily average Base Rate for the period until such Lender makes such amount immediately available to Agent. A certificate of the Agent submitted to any Lender with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error.

     Section 2.10.  Payment from Site Only.  All payments to be made by
                    ----------------------
Borrower in respect of the Loans and other obligations under any Loan Document made only from the income and the proceeds from the Site and Borrower's interest in the Operative Documents (excluding Excluded Amounts) and only to the extent that Agent shall have received sufficient income or proceeds therefrom to make such payments in accordance with the terms of Article IV. Each Lender agrees
                                              ----------
that it will look solely to the income and proceeds from the Site and Borrower's interest in the Operative Documents (excluding Excluded Amounts) to the extent available for distribution to such Lender as herein provided and that neither Borrower nor Agent is or shall be personally liable to any Lender for any amount payable hereunder or under any Note.

     Section 2.11.  Illegality.  If the adoption after the date of this Loan
                    ----------
Agreement of any applicable law, rule or regulation, or any change after the date of this Loan Agreement therein, or any change after the date of this Loan Agreement in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency made after the date of this Loan Agreement shall make it unlawful or impossible for any Lender to make, maintain or fund its LIBO Rate Loans, and such Lender shall so notify Borrower and Agent, Agent shall forthwith give notice thereof to the other Lenders, whereupon until such Lender notifies Borrower and Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Lender to make LIBO Rate Loans shall be suspended. If such Lender shall determine that it may not lawfully continue to maintain and fund any of its outstanding LIBO Rate Loans to maturity and shall so specify in such notice, such LIBO Rate Loans shall automatically be converted to bear interest for the then current Interest Period on the unpaid principal amount thereof at a rate per annum equal to the Base Rate.

     Section 2.12.  Additional Compensation in Certain Circumstances.
                    ------------------------------------------------

          (a) Increased Costs or Reduced Return Resulting From Taxes, Reserves,
              -----------------------------------------------------------------
Capital Adequacy Requirements, Expenses, etc.  If any Applicable Laws and
--------------------------------------------
Regulations or guideline or interpretation or application thereof by any Governmental Authority charged with the interpretation or administration thereof or compliance with any request or directive of any Governmental Authority (whether or not having the force of Applicable Laws and Regulations) now existing or hereafter adopted:

          (i) subjects any Lender to any tax or changes the basis of taxation with respect to this Agreement, the Notes, other Loan Documents, the Loans or payments by Borrower or Lessee of principal, interest, commitment fee or other amounts due from any such party hereunder or under the Notes, other Loan Documents or the Participation Agreement (except for taxes on the overall net income or overall gross receipts of such Lender imposed by the jurisdictions (federal, state and local) in which such Lender's principal office is located),

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

          (ii) imposes, modifies or deems applicable any reserve, special deposit or similar requirement against credits or commitments to extend credit extended by, assets (funded or contingent) of, deposits with or for the account of, or other acquisitions of funds by, any Lender (other than requirements expressly included herein in the determination of the LIBO Rate hereunder),

          (iii) imposes, modifies or deems applicable any capital adequacy or similar requirement (A) against assets (funded or contingent) of, or credits or commitments to extend credit extended by, any Lender, or (B) otherwise applicable to the obligations of any Lender under this Loan Agreement, the Notes, any other Loan Document or the Participation Agreement, or

          (iv) imposes upon any Lender any other condition or expense with respect to this Loan Agreement, the Notes, any other Loan Document or the Participation Agreement, or its making, maintenance or funding of any Loan or any security therefor, and the result of any of the foregoing is to increase the cost to, reduce the income receivable by, or impose any expense (including loss of margin) upon any Lender, or in the case of clause (iii) hereof, any Person controlling a Lender, with respect to this Loan Agreement, the Notes, any other Loan Document or the Participation Agreement, or the issuance, making, maintenance or funding of any Loan (or, in the case of any capital adequacy or similar requirement, to have the effect of reducing the rate of return on such Lender's or such controlling Person's capital, taking into consideration such Lender's or such controlling Person's policies with respect to capital adequacy), such Lender may from time to time notify Agent, Borrower and Lessee of the amount determined in good faith (using any averaging and attribution methods) by such Lender (which determination shall be conclusive) to be necessary to compensate for such increase, reduction or imposition. Such amount shall be due and payable by Borrower to such Lender thirty (30) days after such notice is given, together with an amount equal to interest on such amount from the date two (2) Business Days after the date demanded until such due date at the Base Rate plus the Applicable Margin (calculated on the basis of a year of 360 days and actual days elapsed). A certificate by such Lender as to the amount due and payable under this Section from time to time and the method of calculating such amount shall be conclusive.

          (b) Funding Losses.  If any payment of principal with respect to a
              --------------
LIBO Rate Loan is made on any day other than the last day of the Interest Period applicable to such Loan, or if Borrower fails to borrow any LIBO Rate Loan or convert to LIBO Rate Loan, after notice has been given to Agent in accordance with Section 2.3 or 2.6, Borrower shall reimburse each Lender on demand for any
     ------------------
resulting loss or expense incurred by such Lender, including, without limitation, any loss incurred in obtaining, liquidating or employing deposits for third parties; provided that such Lender shall have delivered to Borrower a
                   --------
certificate as to the amount of such loss, which certificate shall be conclusive in the absence of manifest error.

          (c) Non-United States Persons.  Each Lender that is not a United
              -------------------------
States Person as such term is defined in (S) 7701(a)(30) of the Code (a "United
                                                                         ------
States Person") shall complete and deliver to Borrower, prior to the date on
-------------
which the first payment to such Lender is due hereunder, a duly certified Internal Revenue Service Form 1001 in duplicate claiming that it is entitled to complete exemption from United States withholding tax under an income tax treaty to which the United States is a party or a duly certified Internal Revenue Service Form 4224 in duplicate claiming that the payments to be received under this Loan Agreement are effectively connected with the conduct of a trade or business of such Lender in the United States, as appropriate. Each Lender further agrees to complete and deliver to Borrower from time to time any successor or additional form or certificate required by the Internal Revenue Service in order to secure complete exemption from United States withholding tax. If for any reason during the term of this Loan Agreement, a Lender becomes unable to submit the forms or certificate referred to above or the information or representations contained therein is no longer accurate in any material respect, such Lender shall notify Agent and Borrower in writing to that effect.

          (d) Base Rate Loans Substituted for Affected LIBO Rate Loans.  If (i)
              --------------------------------------------------------
the obligation of any Lender to make LIBO Rate Loans has been suspended pursuant to Section 2.11 or (ii) any Lender has demanded compensation under Section
   ------------                                                    -------
2.12(b), and Borrower shall, by at least five (5) Business Days' prior notice to
-------
such Lender through Agent, have elected that the provisions of this Section shall apply to such Lender, then, unless and until such Lender notifies Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

          (i) all Loans which would otherwise be made by such Lender as LIBO Rate Loans shall be made instead as Loans bearing interest at the Base Rate (on which interest shall be payable contemporaneously with the related LIBO Rate Loans of the other Lenders), and

          (ii) after each of its LIBO Rate Loans has been repaid, all payments of principal which would otherwise be applied to repay such LIBO Rate Loans shall be applied to repay its Loans bearing interest at the Base Rate instead.

     Section 2.13.  Notice to Lessee.  Notwithstanding anything to the
                    ----------------
contrary contained herein, Lenders, Agent and Borrower hereby agree that they shall give all notices to Lessee required to be provided to Lessee in accordance with Section 9.17 of the Participation Agreement.

     Section 2.14.  Commitment Fees.  Promptly after receipt from the Lessee of
                    ---------------
payment of any Commitment Fees payable pursuant to the Participation Agreement, Agent shall distribute such payment to Lenders pro rata according to their respective Commitment Percentages.

     Section 2.15.  Taxes.  (a) All payments made by Borrower under this Loan
                    -----
Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on Agent or any Lender as a result of a present or former connection between Agent or such lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any Note). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are
                                                    ------------------
required to be withheld from any amounts payable to Agent or any Lender hereunder, the amounts so payable to Agent or such Lender shall be increased to the extent necessary to yield to Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement. Whenever any Non-Excluded Taxes are payable by Borrower, as promptly as possible thereafter Borrower shall send Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by Borrower showing payment thereof. If Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to Agent the required receipts or other required documentary evidence, Borrower shall indemnify Agent and Lenders for any incremental taxes, interest or penalties that may become payable by Agent or any Lender as a result of any such failure. The agreements in this Section shall survive the termination of this Loan Agreement and the payment of the Loans and all other amounts payable hereunder or under the other Loan Documents.

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

          To induce Agent and Lenders to enter into this Agreement and to make the Loans, Borrower hereby represents and warrants to Agent and each Lender that the representations and warranties of Lessor set forth in Section 4.3 of the Participation Agreement are true and correct.

                                  ARTICLE IV.
               RECEIPT, DISTRIBUTION AND APPLICATION OF RECEIPTS

     Section 4.1.  Rent Distribution.  Except as otherwise provided in Section
                   -----------------                                   -------
4.3, each payment of Basic Rent under the Lease, as well as any payment of
---
interest on overdue installments of Basic Rent under the Lease, and any other monies paid over by Lessee or Borrower to Agent for such purpose, shall be distributed as promptly as possible (it being understood that any payments of Basic Rent received by Agent under the Lease on a timely basis and in accordance with the provisions of the Lease shall be distributed on the date received in the funds so received) in the following order of priority:

          (a) first, to Lenders, an amount equal to the aggregate amount of the payment of interest (as well as any interest on (to the extent permitted by Applicable Laws and Regulations) overdue interest) then due shall be distributed and paid to Lenders, such distributions under this clause first being made without priority of one such Lender over any other, in the proportion that the unpaid principal amount of the Notes held by each Lender bears to the aggregate unpaid principal amount of the Notes;

          (b) second, to Lenders, an amount equal to the aggregate amount of the payment of principal then due shall be distributed and paid to Lenders, such distributions under this clause second being made without priority of one such Lender over any other, in the proportion that the unpaid principal amount of the Notes held by each Lender bears to the aggregate unpaid principal amount of the Notes; and

          (c) third, the balance, if any, of such payment remaining thereafter shall be distributed at Borrower's direction.

     Section 4.2.  Distribution of Mandatory Payments.
                   ----------------------------------

          (a) Except as otherwise provided in Section 4.2(b) and Section 4.3,
                                              --------------     -----------
the amount of any payment received pursuant to Section 2.4 shall in each case be
                                               -----------
distributed and paid in the following order of priority:

          (i) first, to Lenders an amount equal to the aggregate unpaid principal of, and accrued interest on, the Notes, together with the other amounts required to be paid by Borrower pursuant to Section 2.4 (other than
                                                         -----------
     Excluded Amounts) shall be distributed and paid to Lenders, the principal portion of such distribution being equal to the product of (i) ninety six percent (96%) multiplied by (ii) the portion of the Lease Balance so paid by Lessee in connection with the applicable event described in Section 2.4,
                                                                    -----------
     such distributions under this clause first being made without priority of one such Lender over any other, in the proportion that the unpaid principal amount of the Notes held by each Lender bears to the aggregate unpaid principal amount of the Notes; and

          (ii) second, the balance, if any, of such payment remaining thereafter shall be distributed at Borrower's direction.

          (b) Except as otherwise provided in Section 4.3, any amounts received
                                              -----------
directly or through Lessee from any insurer or from any Governmental Authority in connection with an Event of Loss, to the extent that such amounts are not at the time required to be paid to Lessee pursuant to the Lease, shall, except as otherwise provided in the next sentence, be held and distributed on the Payment Date referred to in Section 13.1(a) of the Lease in accordance with Section
                                                                    -------
4.2(a).
------

Any portion of any such amount referred to in the preceding sentence which is not required to be so paid to Lessee pursuant to the Lease solely because a Lease Default or Lease Event of Default shall have occurred shall be held by Agent as security for the obligations of Lessee under the Lease and the other Operative Documents and invested in Permitted Investments and at such time as there shall not be continuing any such Lease Default or Lease Event of Default, such portion shall be paid to Lessee, unless Agent (as assignee of Borrower) shall have theretofore declared the Lease to be in default pursuant to Article XVII thereof, in which event such portion shall be distributed forthwith upon such declaration in accordance with the provisions of Section 4.3.
                                                      -----------

     Section 4.3.  Distribution of Payments After Loan Event of Default.
                   ----------------------------------------------------
Except as otherwise provided in Section 4.4(b), all payments received and
                                --------------
amounts realized by Agent after a Loan Event of Default shall have occurred and be continuing shall be distributed forthwith by Agent in the following order of priority:

          first, so much of such payments or amounts as shall be required to reimburse Agent for any tax, expense or other loss incurred by Agent (to the extent not previously reimbursed and to the extent incurred in connection with its duties as Agent) and any unpaid ongoing fees of Agent shall be distributed to Agent for its own account;

          second, so much of such payments or amounts as shall be required to reimburse the then existing or prior Lenders for payments made by them to Agent pursuant to Section 8.7 (to the extent not previously reimbursed),
                       -----------
     and to pay such then existing or prior Lenders the amounts payable to them pursuant to any expense reimbursement provisions of the Operative Documents shall be distributed to each such Lender, without priority of one over the other, in accordance with the amount of such payment or payments payable to each such Lender;

          third, so much of such amount as shall be required to pay in full the aggregate unpaid principal amount of the Notes and the accrued but unpaid interest on the Notes to the date of distribution shall be distributed to the Lenders holding Notes; and in the case the amount so to be distributed shall be insufficient to pay in full as aforesaid, then, pro rata among such Lenders, without priority of one such Lender over any other, in the proportion that the unpaid principal amount of the Notes held by each Lender bears to the aggregate unpaid principal amount of the Notes;

          fourth, the balance, if any, of such payments or amounts remaining thereafter shall be promptly distributed as directed by Borrower.

     Section 4.4.  Unidentified and Other Payments.  (a)  In the event that
                   -------------------------------
Lessee shall fail to identify the nature of any payment or Agent in its reasonable judgment shall determine that the identification made by Lessee is incorrect or inappropriate, the nature of such payment shall instead be identified by Agent in its reasonable judgment and applied in the manner specified herein.

          (b) Except for any distributions to Borrower while a Loan Event of Default not caused by a Lease Event of Default shall have occurred and be continuing, any payment received by Agent for which provision as to the application thereof is made in an Operative Document but not elsewhere in this Article shall be distributed forthwith by Agent to the Person for the purpose for which such payment was made in accordance with the terms of such Operative Document.

     Section 4.5.  Distributions to Borrower.  Notwithstanding anything in
                   -------------------------
this Loan Agreement to the contrary, Agent shall make payment of all amounts from time to time distributable to Borrower pursuant to this Article directly to Borrower, unless it shall have received written instructions from Borrower to the contrary.

     Section 4.6.  Distribution of Excluded Amounts.  Notwithstanding anything
                   --------------------------------
in this Loan Agreement to the contrary, all amounts constituting Excluded Amounts received by Agent shall be paid by Agent to the Person or Persons entitled thereto pursuant to the Operative Documents.

     Section 4.7.  Supplemental Rent.  Except as otherwise provided in Section
                   -----------------                                   -------
4.3, the amounts, if any, from time to time received by Agent which constitute
---
payments of Supplemental Rent shall be paid to or upon the order of the Person entitled thereto pursuant to the Operative Documents.

                                   ARTICLE V.
                              CONDITIONS PRECEDENT

     The agreement of each Lender to make Loans requested to be made by it on any Advance Date is subject to the satisfaction on the Advance Date of the conditions precedent set forth in Article III of the Participation Agreement.

                                  ARTICLE VI.
                       AFFIRMATIVE COVENANTS OF BORROWER

     Section 6.1.  Performance by Borrower.  Subject to Section 2.10, so long
                   -----------------------              ------------
as any Note remains outstanding and unpaid or any other amount is owing to any Lender hereunder, Borrower will promptly pay all amounts payable by it under this Loan Agreement, the Notes and the other Loan Documents in accordance with the terms hereof and thereof and shall duly perform each of its obligations under this Loan Agreement, the Notes and the other Loan Documents.

     Section 6.2.  Waiver by Borrower.  (a)  To the extent permitted by
                   ------------------
Applicable Laws and Regulations, Borrower is hereby deemed to have irrevocably waived:

          (i) the protection of any stay (automatic or otherwise) arising out of or in connection with any proceedings for the reorganization or liquidation of Borrower under the Bankruptcy Code or otherwise of the exercise by Lenders or Agent of rights and remedies under the Operative Documents; and

          (ii) any right that Borrower might otherwise have to enjoin, limit or restrict the good faith exercise of such rights and remedies.

          (b) To the extent permitted by Applicable Laws and Regulations, Lenders and Agent are hereby expressly relieved from any obligation to comply with any such stay which might otherwise affect their exercise at any time of such rights and remedies.

     Section 6.3.  Year 2000. Borrower shall take all actions necessary to
                   ---------
assure that Borrower's material software, hardware, firmware, equipment, goods and systems (including embedded systems) are able to effectively process data including dates prior to, on and after January 1, 2000. At the request of the Agent or any Lender, the Borrower shall provide the Agent or such Lender, as the case may be, with assurance acceptable to the Agent or such Lender, as the case may be, of the Borrower's year 2000 capability.

                                  ARTICLE VII.
                        LOAN EVENTS OF DEFAULT; REMEDIES

     Section 7.1.  Loan Events of Default.  Each of the following events shall
                   ----------------------
constitute a "Loan Event of Default" (whether any such event shall be voluntary
              ---------------------
or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any governmental authority) and each such Loan Event of Default shall continue so long as, but only as long as, it shall not have been remedied:

          (i) Borrower shall fail to pay any principal of or interest on, any Note when due and such failure shall continue for a period of five (5) days; or

          (ii) failure by Borrower in any material respect to timely perform any other covenant or condition herein or in any other Operative Document to which Borrower is a party and such failure shall continue unremedied for a period of thirty (30) days; or

          (iii) any representation or warranty by Borrower in any Operative Document or in any certificate or document delivered thereunder shall have been incorrect in a material respect when made and shall remain material when discovered and if curable shall continue unremedied for a period of thirty (30) days; or

          (iv) the filing by Borrower of any petition for dissolution or liquidation of Borrower; or the commencement by Borrower of a voluntary case under any applicable bankruptcy, insolvency or other similar law for the relief of debtors, foreign or domestic, now or hereafter in effect; or Borrower shall have consented to the entry of an order for relief in an involuntary case under any such law; or the failure of Borrower generally to pay, or the admission by Borrower in writing that it is unable to pay, its debts as such debts become due (within the meaning of the Bankruptcy
     Code); or the failure by Borrower promptly to satisfy or discharge any execution, garnishment or attachment of such consequence as will impair its ability to carry out its obligations under the Operative Documents; or the appointment of or taking possession by a receiver, custodian or trustee (or other similar official) for Borrower or any substantial part of its property; or a general assignment by Borrower for the benefit of creditors; or the entry by Borrower into an agreement of composition with its creditors; or Borrower shall have taken any corporate action in furtherance of any of the foregoing; or the filing against Borrower of an involuntary petition in bankruptcy which results in an order for relief being entered or, notwithstanding that an order for relief has not been entered, the petition is not dismissed within thirty (30) days of the date of the filing of the petition; or the filing under any law relating to bankruptcy, insolvency or relief of debtors of any petition against Borrower which either (i) results in a finding or adjudication of insolvency of Borrower or (ii) is not dismissed within thirty (30) days of the date of the filing of such petition; or

          (v) a Lease Event of Default shall occur and be continuing.

     Section 7.2.  Remedies.
                   --------

          (a) Upon the occurrence of a Loan Event of Default hereunder, (i) if such event is a Loan Event of Default specified in clause (iv) of Section 7.1,
                                                                  -----------
automatically the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Loan Agreement, the Notes and the other Loan Documents shall immediately become due and payable, and the Lenders' Commitments shall be automatically terminated, and (ii) if such event is any other Loan Event of Default, (x) with the consent of the Required Lenders, Agent may, or upon the request of the Required Lenders, Agent shall, by notice of default to Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Loan Agreement, the Notes and the other Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable and (y) Agent shall, upon the request of the Required Lenders, declare the Lenders' Commitments terminated, whereupon the Commitments will terminate. Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

          (b) Upon the occurrence of any Loan Event of Default and at any time thereafter so long as any Loan Event of Default shall be continuing, Agent may, and upon the written instructions of the Required Lenders shall, exercise any or all of the rights and powers and pursue any and all of the remedies available to it hereunder and (subject to the terms thereof) under the other Loan Documents and the Lease and shall have and may exercise any and all rights and remedies available under the Uniform Commercial Code or any provision of law.

          (c) Upon the occurrence of any Loan Event of Default and at any time thereafter so long as any Loan Event of Default shall be continuing, Agent may proceed to protect and enforce this Loan Agreement, the Notes, the other Loan Documents and the Lease by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted, or for foreclosure hereunder, or for the appointment of a receiver or receivers for the Site or for the recovery of judgment for the indebtedness secured thereby or for the enforcement of any other proper, legal or equitable remedy available under Applicable Laws and Regulations.

          (d) Borrower shall be liable for any and all accrued and unpaid amounts due hereunder before, after or during the exercise of any of the foregoing remedies, including all legal fees and other costs and expenses incurred by Agent or any Lender by reason of the occurrence of any Loan Event of Default or the exercise of remedies with respect thereto.

          (e) Except as expressly provided above, no remedy under this Section is intended to be exclusive, but each shall be cumulative and in addition to any other remedy provided under this Section or under the other Operative Documents or otherwise available at law or in equity. The exercise by Agent or any Lender of any one or more of such remedies shall not preclude the simultaneous or later exercise of any other remedy or remedies. No express or implied waiver by Agent or any Lender of any Loan Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Loan Event of Default. The failure or delay of Agent or any Lender in exercising any rights granted it hereunder upon any occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the continuation or recurrence of any such contingencies or similar contingencies and any single or partial exercise of any particular right by Agent or any Lender shall not exhaust the same or constitute a waiver of any other right provided herein.

          (f) No failure to exercise and no delay in exercising, on the part of Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

          (g) If there is a Loan Event of Default and no Lease Event of Default, Agent shall not exercise remedies under the Collateral Documents against Lessee or under the Guaranty against the Guarantors.

          (h) If there is any transfer of Borrower's interest in the Site pursuant to a Loan Event of Default where there is no Lease Event of Default, any successor owner of the Site shall be subject to the consent of Lessee, not to be unreasonably withheld.

                                 ARTICLE VIII.
                                     AGENT

     Section 8.1.  Appointment of Agent; No Duties.  Each Lender hereby
                   -------------------------------
irrevocably (subject to Section 8.10) designates, authorizes and appoints Credit
                        ------------
Lyonnais Los Angeles Branch as administrative agent of such Lender under this Loan Agreement and each other Operative Document, and each such Lender irrevocably authorizes Credit Lyonnais Los Angeles Branch, as the administrative agent for such Lender, to take such action on its behalf under the provisions of this Loan Agreement and each other Operative Document and to exercise such powers and perform such duties as are expressly delegated to Agent by the terms of this Loan Agreement and the other Operative Documents, together with such other powers as are reasonably incidental thereto. Without limitation, each Lender authorizes and directs Agent to, and Agent agrees for the benefit thereof, that, on the Document Closing Date it will accept the Operative Documents and thereafter, it will accept all documents to be delivered to Agent on behalf of Lenders under the Operative Documents. Notwithstanding any provision to the contrary elsewhere in this Loan Agreement or any other Operative Document, Agent shall not have any duties or responsibilities except those expressly set forth herein or therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Loan Agreement or otherwise exist against Agent.

     Section 8.2.  Delegation of Duties.  Agent may execute any of its duties
                   --------------------
under this Loan Agreement and the other Operative Documents by or through agents or attorneys-in-fact, and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     Section 8.3.  Exculpatory Provisions.  Neither Agent nor any of its
                   ----------------------
officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be
(i) liable for any action taken or omitted to be taken by it or such Person under or in connection with this Loan Agreement or any other Operative Document (except only for direct, as opposed to consequential, damages suffered by a

Person to the extent that such Person proves damages were caused by Agent's or Agent's officers', directors', employees', agents', attorneys-in-fact's or Affiliates' own gross negligence or willful misconduct as determined in a final, nonappealable order made by a court of competent jurisdiction), or (ii) except as expressly set forth in this Loan Agreement or any other Operative Document, responsible in any manner to any of Lenders for any recitals, statements, representations or warranties made by Borrower or any officer thereof contained in this Loan Agreement or any other Operative Document or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Loan Agreement or any other Operative Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Loan Agreement or any other Operative Document, including the Notes, or for any failure of Borrower to perform its obligations hereunder or thereunder. Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Loan Agreement or any other Operative Document, or to inspect the properties, books or records of Borrower.

     Section 8.4.  Reliance by Agent.  Agent shall be entitled to rely, and
                   -----------------
shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, facsimile, telex, facsimile or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Borrower), independent accountants and other experts selected by Agent. Agent may deem and treat the registered owner of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with Agent. Agent shall be fully justified in failing or refusing to take any action under this Loan Agreement or any other Operative Document, unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Loan Agreement, the Notes and any other Operative Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all Lenders and all future holders of the Notes and Borrower.

     Section 8.5.  Notice of Loan Default.  Agent shall not be deemed to have
                   ----------------------
knowledge or notice of the occurrence of any Loan Default or Loan Event of Default hereunder (other than a Loan Event of Default described in Section
                                                                   -------
7.1(i)) unless Agent has received notice from a Lender or Borrower referring to
------
this Loan Agreement, describing such Loan Default or Loan Event of Default and stating that such notice is a "notice of default." In the event that Agent receives such a notice, Agent shall give notice thereof to Lenders. Agent shall take such action with respect to such Loan Default or Loan Event of Default as shall be reasonably directed by the Required Lenders; provided that, unless and
                                                      --------
until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Loan Default or Loan Event of Default, as it shall deem advisable in the best interests of Lenders.

     Section 8.6.  Non-Reliance on Agent and Other Lenders.  Each Lender
                   ---------------------------------------
expressly acknowledges that neither Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it, and that no act by Agent hereinafter taken, including any review of the affairs of Borrower or Lessee, shall be deemed to constitute any representation or warranty by Agent to any Lender. Each Lender represents to Agent that it has, independently and without reliance upon Agent, or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of Borrower and Lessee, the value of and title to any collateral, and all applicable bank regulatory laws relating to the transactions contemplated hereby and by the other Operative Documents and has made its own decision to make its portion of the Loan hereunder and enter into this Loan Agreement and the other Operative Documents to which it is a party as a Lender. Each Lender also represents that it will, independently and without reliance upon Agent, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Loan Agreement and the other Operative Documents to which it is a party as a Lender, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of Borrower and Lessee. Except for notices, reports and other documents expressly required to be furnished to Lenders by Agent hereunder, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of Borrower, Agent or Lessee which may come into the possession of Agent or any of its respective officers, directors, employees, agents, attorneys-in-fact or Affiliates.

     Section 8.7.  Indemnification.  Lenders severally and Borrower agree to
                   ---------------
indemnify Agent in its capacity as such (to the extent not reimbursed by Lessee within a reasonable period after demand has been made by Agent to Lessee for those amounts owing by Lessee, and without limiting the obligation of Lessee to do so), with respect to Lenders, ratably according to the respective principal amounts of their Notes, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against Agent in any way relating to or arising out of this Loan Agreement or any other Operative Document, or any documents contemplated by or referred to herein or therein or any action taken or omitted by Agent under or in connection with any of the foregoing; provided that no
                                                           --------
Lender nor Borrower shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from Agent's gross negligence or willful misconduct, which has been determined in a final, nonappealable order of a court of competent jurisdiction. Whenever, at any time after Agent has received from any Lender or Borrower such Lender's or Borrower's amounts owing to Agent pursuant to this Section, Agent shall receive any reimbursement from Lessee on account of such amounts, Agent shall distribute to such Lender or Borrower its share thereof in like funds as received; provided, however, that in
                                                      --------  -------
the event that the receipt by Agent of such reimbursement is required by law or court or administrative order to be returned, such Lender or Borrower shall return to Agent any portion thereof previously distributed by Agent to it in like funds as such reimbursement is required to be returned by Agent.

     Section 8.8.  Agent in Its Individual Capacity.  Agent and its respective
                   --------------------------------
Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of business with Borrower or any Lessee Party as though Agent were not Agent hereunder and without notice to or the consent of Lenders. It is understood and acknowledged by each Lender that an Affiliate of Agent is Borrower and Agent or an Affiliate of Agent may also separately be a Participant. It is further understood and acknowledged by each Lender that, pursuant to the activities referenced in this Section, Agent and/or its respective Affiliates may receive information regarding Borrower or Lessee (including information that may be subject to confidentiality obligations in favor of Borrower or Lessee) and acknowledge that Agent shall be under no obligation to provide such information to them. If Agent is one of Lenders, with respect to the portion of the Loan made by it and any Note issued to it, Agent shall have the same rights and powers under this Loan Agreement (if it is a Lender) and the other Operative Documents as any Lender and may exercise the same as though it were not Agent, and the terms "Lender" and "Lenders" shall include Agent in its individual
               ------       -------
capacity as a holder of Notes, if applicable. In addition, Borrower may exercise its rights and powers under this Loan Agreement and the other Operative Documents notwithstanding that Agent is an Affiliate of Borrower.

     Section 8.9.  Concerning the Collateral.
                   -------------------------

          (a) Agent hereby declares that it will hold the Collateral for the benefit of Lenders, subject to, and upon the terms and conditions of the Loan Documents, for the sole use and benefit of Lenders.

          (b) Upon discharge of the indebtedness secured by the Lien or security interest provided for in the Collateral Documents, Agent shall execute and deliver, at Lessee's cost and expense, such satisfaction of mortgage or termination of security interest as may be required.

          (c) In the event that the Required Lenders shall notify Agent that an event of default under a security instrument has occurred, Agent shall take such action with respect thereto as the Required Lenders may require by written instructions, but Agent shall not be required to take any action not expressly set forth in such written instructions.

          (d) Agent shall not have any duty or obligation to manage, operate, control, use, sell, dispose of or otherwise deal with the Site or any other part of the Collateral or to otherwise take or refrain from taking any action under, or in connection with, the Collateral Documents, except as expressly provided by the terms of this Loan Agreement or as expressly provided in written instructions from the Required Lenders received pursuant to the terms of Section
                                                                         -------
8.9(c).
------

          (e) Except in accordance with written instruction furnished pursuant to Section 8.9(c), and without limiting the generality of Section 8.9(d), Agent
   --------------                                         --------------
shall have no duty (i) to see to any recording, filing or depositing of any security instrument or amendment thereof, (ii) to see to any insurance on the Site or to effect or maintain any such insurance, (iii) to see to the payment or discharge of any tax, assessment, or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Collateral, (iv) to confirm or verify any notices or reports of Borrower other than to furnish (to the extent not otherwise furnished) Lenders with a copy of each notice or report furnished to Agent by Borrower pursuant to a Collateral Document or (v) to inspect the Site at any time or ascertain or inquire as to the performance or observance of Borrower's covenants under any security instrument.

          (f) In accepting the obligations hereby created, Agent acts solely as Agent hereunder and not in its individual capacity, and all persons, other than Lenders, having any claim against Agent by reason of the transactions contemplated hereby shall look only to the Collateral for payment or satisfaction thereof; provided that the foregoing shall not restrict or limit
                      --------
the right or ability of Agent to hold any Notes or Trust Certificates in its individual capacity.

          (g) If the agency created hereby is determined to be subject to any law limiting the duration of obligations, this agency shall terminate, cease and determine upon the earlier of: (i) the assignment, conveyance and transfer by Agent to Lenders of any property then comprising the Collateral and (ii) twenty-one years less one day after the death of the last survivor of all the descendants living on the date of this Loan Agreement of the late Joseph P. Kennedy, former United States Ambassador to the Court of St. James.

     Section 8.10.  Successor Agent.  At any time following the expiration of
                    ---------------
the period one hundred twenty (120) days after the Construction Period (or earlier with the consent of the Required Lenders), Agent may resign as Agent upon thirty (30) days' prior written notice to Borrower, Participants and Lessee or Agent may be removed at any time for cause by thirty (30) days' prior written notice from the Required Lenders to Agent, the other Participants and Lessee. If Agent resigns herewith, the Required Lenders shall appoint from among Lenders a successor Agent which successor Agent shall be approved by, so long as no Loan Default or Loan Event of Default exists, Borrower and, so long as no Lease Default or Lease Event of Default exists, Lessee (which approval shall not be unreasonably withheld or delayed). If no successor Agent is appointed prior to the effective date of the resignation of Agent, Agent may appoint, after consulting with Participants, Borrower and Lessee, a successor Agent from among Lenders. Upon the successor Agent's acceptance of its appointment as successor Agent hereunder, such successor Agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor
                                               -----
Agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation herewith as Agent, the provisions of this Article and Article VIII of the Participation Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent hereunder and under the other Operative Documents. If no successor Agent has accepted appointment as Agent by the date which is thirty (30) days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall thereupon become effective and Lenders shall perform all of the duties of Agent hereunder and under the other Operative Documents until such time, if any, as the Required Lenders appoint a successor Agent as provided for above.

     Section 8.11.  Separate Agent.  Agent may, for the purpose of meeting any
                    --------------
legal requirements of any jurisdiction in which the Site or Collateral may be located, appoint one or more individuals or corporations either to act as co-agent jointly with Agent or to act as separate agent of all or any part of the Collateral, and vest in such individuals or corporations, in such capacity, such title to such Collateral or any part thereof, and such rights or duties as Agent may consider necessary or desirable. Agent shall not be required to qualify to do business in any jurisdiction where it is not now so qualified. Agent shall execute, acknowledge and deliver all such instruments as may be required by any such co-agent or separate agent more fully confirming such title, rights or duties to such co-agent or separate agent. Upon the acceptance in writing of such appointment by any such co-agent or separate agent, it, she or he shall be vested with such interest in the Collateral or any part thereof, and with such rights and duties, not inconsistent with the provisions of the Operative Documents, as shall be specified in the instrument of appointment, jointly with Agent (except insofar as local law makes it necessary for any such co-agent or separate agent to act alone), subject to all terms of the Operative Documents. Any co-agent or separate agent, to the fullest extent permitted by legal requirements of the relevant jurisdiction, at any time, by an instrument in writing, shall constitute Agent its attorney-in-fact and agent, with full power and authority to do all acts and things and to exercise all discretion on its behalf and in its name. If any co-agent or separate agent shall die, become incapable of acting, resign or be removed, the interest in the Collateral or the Site and all rights and duties of such co-agent or separate agent shall, so far as permitted by law, vest in and be exercised by Agent, without the appointment of a successor to such co-agent or separate agent.

     Section 8.12.  Compensation of Agency. Borrower shall pay Agent (i) the
                    ----------------------
fees set forth in Section 2.6 of the Participation Agreement or in any other Operative Document, and (ii) Agent's reasonable costs and expenses for the performance of Agent's obligations under the Loan Documents and other Operative Documents, as may be further provided for herein or therein.

     Section 8.13.  Easements.  Agent agrees that in the event that Lessor
                    ---------
shall take action described in, and in accordance with the provisions of,
Section 8.3 of the Lease or Section 3.4 of the Construction Agency Agreement, or execute and deliver any documents in connection therewith, upon Lessee's request, Agent (on behalf of Lenders) shall participate or join in such action and execute and deliver such joinders, subordination agreements, releases or other documents appropriate for the action being take.

                                  ARTICLE IX.
                                 MISCELLANEOUS

     Section 9.1.  Amendments and Waivers.  Neither this Loan Agreement, any
                   ----------------------
Note, the Mortgage, any other Loan Document nor any terms hereof or thereof may be amended, supplemented or modified, except in accordance with the provisions of the Participation Agreement.

     Section 9.2.  Notices.  Unless otherwise specified herein, all notices,
                   -------
requests, demands or other communications to or upon the respective parties hereto shall be delivered in accordance with, and shall be deemed to have been given as provided in, Section 9.3 of the Participation

Agreement; provided, that any notice, request, demand or other communication to
           --------
or upon Agent or Lenders pursuant to Section 2.3 shall not be effective until
                                     -----------
received.


     Section 9.3.  Successors and Assigns; Transfers and Participations.  (a)
                   ----------------------------------------------------
This Loan Agreement shall be binding upon and inure to the benefit of Borrower, Lenders, Agent, all future holders of the Notes and their respective successors and assigns.

          (b) Any transfer by a Lender of its Notes or any sale by a Lender of any participating interest in the Loans evidenced by its Notes shall comply with
Section 6.3 of the Participation Agreement. Any Lender transferring its Notes shall pay, or cause the transferee to pay, the costs and expenses (including reasonable counsel fees) incurred by Agent in connection with such transfer.

     Section 9.4.  Adjustments.  If the holder of any Note (a "Benefited
                   -----------                                 ---------
Lender") shall at any time receive any payment of all or part of its Note, or
------
interest thereon, or any amount payable pursuant to Section 2.12(b) with respect
                                                    ---------------
thereto, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 7.1(iv), or otherwise) in a greater proportion than any
               ---------------
such payment to and collateral received by any other holders of Notes in respect of such other Lender's Notes, or interest thereon, or amount payable pursuant to
Section 2.12(b) with respect thereto, such Benefited Lender shall purchase for
---------------
cash from the other Lenders such portion of each such other Lender's Notes, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of such holders; provided, however, that if all or any portion of such
                      --------  -------
excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Borrower agrees that each Lender purchasing a portion of another Lender's portion of the Loans pursuant to this Section may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

     Section 9.5.  Counterparts.  This Loan Agreement may be executed by one
                   ------------
or more of the parties to this Loan Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Loan Agreement signed by all the parties hereto shall be lodged with Borrower and Agent.

     Section 9.6.  GOVERNING LAW.  THIS LOAN AGREEMENT AND THE NOTES HAVE BEEN
                   -------------
DELIVERED IN, AND THIS LOAN AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS LOAN AGREEMENT AND THE NOTES SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES OF SUCH STATE.

     Section 9.7.  No Waiver; Cumulative Remedies.  No failure to exercise and
                   ------------------------------
no delay in exercising, on the part of Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Operative Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     Section 9.8.  Survival of Representations and Warranties.  All
                   ------------------------------------------
representations and warranties made hereunder, in the other Operative Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Loan Agreement and the Notes and the making of the Loans hereunder.

     Section 9.9.  Entire Agreement.  This Loan Agreement sets forth the
                   ----------------
entire agreement of the parties hereto with respect to its subject matter, and supersedes all previous understandings, written or oral, with respect thereto.

     Section 9.10.  Severability.  Any provision of this Loan Agreement or of
                    ------------
the other Loan Documents which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or thereof or affecting the validity, enforceability or legality of any such provision in any other jurisdiction.

     Section 9.11.  Limitations of Liability.  Except in the case of the gross
                    ------------------------
negligence or willful misconduct of Trustee or the Trust Company, as determined in a final, nonappealable order by a court of competent jurisdiction, anything in this Loan Agreement to the contrary notwithstanding, neither Agent nor any Lender nor any other holder of Notes nor the successors or assigns of any of said Persons, shall have any claim, remedy or right to proceed against Trustee or the Trust Company, or any past, present or future settlor, owner, trustee, officer, director, incorporator or partner thereof, whether by virtue of any constitutional provision, statute or rule of law or by enforcement of any penalty or assessment or otherwise, for the payment of any deficiency or any other sum owing on account of the indebtedness evidenced by the Notes or for the payment of any liability resulting from the breach of any representation, agreement or warranty of any nature whatsoever in this Loan Agreement or any other Operative Document, from any source other than the Collateral securing the Notes, including the Rent, but excluding Excluded Amounts. Agent, Lenders and any other holders of the Notes by acceptance of this Loan Agreement and the Notes, waive and release any liability of Trustee and Trust Company, or any past, present or future stockholder, subscriber of capital stock, officer, director, incorporator or partner thereof for and on account of such indebtedness or such liability, and Agent, Lenders and the holders of the Notes agree to look solely to the Collateral securing the Notes, including the Rent, but excluding Excluded Amounts, for the payment of said indebtedness or the satisfaction of such liability; provided, however, that nothing herein contained
                                --------  -------
shall limit, restrict or impair the rights of Agent to accelerate the maturity of the Notes upon a Loan Event of Default or, subject to the limitations hereinabove described, to bring suit and obtain a judgment on the Notes or to exercise all rights and remedies provided under this Loan Agreement or otherwise realize upon the Collateral securing the Notes, other than the pursuit of any claim of personal liability.

     Section 9.12.  The Register; Disclosure; Pledges to Federal Reserve Banks.
                    ----------------------------------------------------------
(a)  Agent shall maintain at its address a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the
                                                    --------
recordation of the names and addresses of Lenders, the Commitments of Lenders, and the principal amount of the Loans owing to each Lender from time to time. The entries in the Register shall be conclusive, in the absence of clearly demonstrable error, and Borrower, Agent and Lenders may treat each Person whose name is recorded in the Register as the owner of the Loan recorded therein for all purposes of this Loan Agreement. The Register shall be available for inspection by Borrower or any Lender at any reasonable time from time to time upon reasonable prior notice.

          (b) Nothing herein or in any other Operative Document shall prohibit any Lender from pledging or assigning any Loan or Note to any Federal Reserve Bank in accordance with applicable law.

     Section 9.13.  Submission or Jurisdiction; Waivers.  EACH PARTY HERETO
                    -----------------------------------
IRREVOCABLY AND UNCONDITIONALLY:

          (a) AGREES THAT ANY ACTION, SUIT OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT OR OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH (COLLECTIVELY, "RELATED LITIGATION") MAY BE BROUGHT IN ANY
                                      ------------------
STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN THE BOROUGH OF MANHATTAN, STATE OF NEW YORK, SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND TO THE FULLEST EXTENT PERMITTED BY LAW AGREES THAT, TO THE EXTENT THAT ANY SUCH COURT HAS OR IS ABLE TO OBTAIN PERSONAL JURISDICTION OVER THE PARTY AGAINST WHICH SUCH PARTY IS SEEKING TO BRING RELATED LITIGATION, IT WILL NOT BRING ANY RELATED LITIGATION IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY INVESTOR, AGENT OR LENDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM);

          (b) WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY RELATED LITIGATION BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT ANY SUCH RELATED LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, AND WAIVES ANY RIGHT TO OBJECT, WITH RESPECT TO ANY RELATED LITIGATION BROUGHT IN ANY SUCH COURT, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY;

          (c) CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY RELATED LITIGATION BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO SUCH PARTY'S ADDRESS FOR NOTICES DESCRIBED IN SCHEDULE II HEREOF, AND CONSENTS

AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW); AND

          (d) WAIVES THE RIGHT TO TRIAL BY JURY IN ANY RELATED LITIGATION.

          IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed and delivered in New York, New York, by their proper and duly authorized officers as of the day and year first above written.


                              SMART & FINAL REALTY TRUST 1998,
                              as Borrower

                              By:  Wilmington Trust Company, not in its
                                   individual capacity but solely as Trustee

                              By:  /s/ James P. Lawler
                                   -----------------------------------------
                                   Name: James P. Lawler
                                   Title: Vice President


                              CREDIT LYONNAIS LOS ANGELES BRANCH, as Agent


                              By:  /s/ Dianne M. Scott
                                   -----------------------------------------
                                   Name: Dianne M. Scott
                                   Title: Vice President and Manager


                              CREDIT LYONNAIS LOS ANGELES BRANCH, as Lender


                              By:  /s/ Dianne M. Scott
                                   -----------------------------------------
                                   Name: Dianne M. Scott
                                   Title: Vice President and Manager

                              COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK
                              B.A., "RABOBANK NEDERLAND," NEW YORK BRANCH, as Lender


                              By:  /s/ Dana W. Hemenway
                                   -----------------------------------------
                                   Name: Dana W. Hemenway
                                   Title: Vice President


                              By:  /s/ W. Pieter C. Kodde
                                   -----------------------------------------
                                   Name: W. Pieter C. Kodde
                                   Title: Vice President

                                LOAN AGREEMENT

                                  SCHEDULE I


                                LIST OF LENDERS
                                ---------------

Credit Lyonnais Los Angeles Branch
515 South Flower Street
Suite 2200
Los Angeles, California 90071

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.,
"Rabobank Nederland," New York Branch
245 Park Avenue, 37th floor
New York, New York 10167

                                LOAN AGREEMENT

                                   EXHIBIT A

                                 Form of Note
                                 ------------

                                     NOTE

$[         ]                                                  New York, New York
                                                   Dated as of ___________, ____

     FOR VALUE RECEIVED, the undersigned SMART & FINAL REALTY TRUST 1998, a Delaware business trust, as borrower ("Borrower"), hereby unconditionally promises to pay to the order of __________________, a ___________________

("Lender"), at the office of Credit Lyonnais Los Angeles Branch, located at 515
  ------
South Flower Street, Los Angeles, California 90071, in lawful money of the United States of America in same day or immediately available funds to the account designated by Lender from time to time in writing, the aggregate unpaid principal amount of all Loans made by Lender to, or for the benefit of, Borrower, as recorded either on the grid attached to this Note or in the records of Lender (and such recordation shall constitute prima facie evidence of the information so recorded; provided, however, that the failure to make any such
                         --------  -------
recordation shall not in any way affect Borrower's obligation to repay this
Note). The principal amount of each Loan evidenced hereby shall be payable on or prior to the Final Maturity Date as provided in that certain Loan Agreement, dated as of May 20, 1998, among Borrower, the various lenders named therein, and Credit Lyonnais Los Angeles Branch, as Agent for itself and such lenders

("Agent") (as amended, supplemented or otherwise modified from time to time, the
  -----
"Loan Agreement").
 --------------

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from and including the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Loan Agreement.

     Prepayments on this Note are subject to the provisions of Section 2.4 of the Loan Agreement.

     This Note is one of the Notes referred to in, and evidences indebtedness incurred under, the Loan Agreement, to which reference is made for a statement of the terms and conditions on which Borrower is required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be immediately due and payable. Capitalized terms used herein without definition shall have the meanings provided in the Loan Agreement. This Note is secured and guaranteed pursuant to the Loan Documents made by Borrower and Guarantors in favor of Agent referred to in the Loan

Agreement and reference is hereby made to the Loan Agreement and such Loan Documents for statement of the terms and provisions of such security.

     Anything to the contrary herein notwithstanding, Borrower's liability for any sums due hereunder shall be limited in accordance with Section 9.11 of the Loan Agreement.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest, and notice of dishonor, notice of the existence, creation or nonpayment of all or any of the Loans and all other notices whatsoever.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.


                              SMART & FINAL REALTY TRUST 1998,
                              as Borrower

                              By:  Wilmington Trust Company, not in its
                                   individual capacity but solely as Trustee



                              By
                                --------------------------------------------
                                   Name:
                                   Title:

                             GRID ATTACHED TO NOTE
                        DATED AS OF _________, ____ OF
                 SMART & FINAL REALTY TRUST 1998, AS BORROWER,
                            PAYABLE TO THE ORDER OF
                         __________________, AS LENDER

Loans made by Lender to Borrower and payments of principal of such Loans.

                                          Outstanding
                          Amount of       Principal          Notation
            Date             Loan          Balance           Made By
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
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